Exhibit 99.1

NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joseph Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

BRAEMAR HOTELS & RESORTS ANNOUNCES NEW

$200 MILLION CORPORATE FINANCING

DALLAS, August 1, 2023 – Braemar Hotels & Resorts Inc. (NYSE: BHR) (“Braemar” or the “Company”) today announced that it has entered into a new $200 million corporate financing. The financing has an initial three-year term and includes a senior secured term loan facility in an initial principal amount of $150 million and a senior secured revolving credit facility in an initial principal amount of $50 million. The financing includes the opportunity to expand the borrowing capacity up to an aggregate size of $400 million, and there is a one-year extension option subject to the satisfaction of certain conditions. The financing is fully prepayable without penalty, and the interest rate is based upon a pricing grid related to the Company’s Net Debt to EBITDA that provides for a range of SOFR + 2.35% to 3.10%. The Company anticipates that the initial interest rate will be SOFR + 2.85%. Bank of America, N.A. acted as administrative agent and lead arranger on the transaction. Syndicate bank participants include TBK Bank and MidFirst Bank.

The use of proceeds for the financing was to repay the mortgage debt associated with the Ritz-Carlton Sarasota, the Bardessono Hotel and Spa, and the Hotel Yountville, which will serve as the borrowing base for the financing.

“We are pleased to complete this new corporate level financing which strengthens our balance sheet and provides enhanced optionality and financial flexibility,” said Richard J. Stockton, Braemar's President and Chief Executive Officer. “We appreciate the strong support we received from our lending partners, underscoring our high-quality portfolio of resort and urban assets and Braemar’s future prospects for continued growth.”

Braemar expects to use the credit facility for general corporate purposes, which may include working capital, acquisitions, and refinancing existing debt.

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Braemar Hotels & Resorts is a real estate investment trust (REIT) focused on investing in luxury hotels and resorts.

Forward-Looking Statements

Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Braemar’s control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: our ability to repay, refinance or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; risks associated with our ability to effectuate our dividend policy, including factors such as operating results and the economic outlook influencing our board’s decision whether to pay further dividends at levels previously disclosed or to use available cash to pay dividends; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Braemar’s filings with the Securities and Exchange Commission.

The forward-looking statements included in this press release are only made as of the date of this press release. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.

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